ABN AMRO BANK 1





                              Authorised signatures

                                   Head-Office





                                    June 2002

     Every new issue renders this copy void. Please destroy previous copies.

Introduction

With reference to the officers authorised to legally engage our Bank we inform you of the following:

1. The company shall be represented by two members of the Managing Board or one member of the Managing Board plus a holder of a power of attorney who is duly authorised to do so; the company may also be represented by holders of powers of attorney, with due observance of the restrictions on their representative authority, as determined by the Managing Board.

2. The officers so authorised, with due observance of the arrangements mentioned hereunder, are:

     a. the officers indicated by the letter V or N, who are authorised to represent the company, excluding the branches and offices abroad;

     b. the officers indicated by the letter K or P, who are only authorised to represent the relevant branches and offices in the Netherlands as indicated; and

     c. the officers indicated by the letter A or B, who are only authorised to represent the relevant branches and offices abroad as indicated.

3. As a general rule, applying to all authorisations, two signatures are required.

     Counter-signatures indicated by the letter N and P shall not be valid if placed jointly with another signature indicated by the letter N or P and counter-signatures indicated by the letter B shall not be valid if placed jointly with another signature indicated by the letter B.

     There are two exceptions to the general rule:

     - For some branches and offices only one signature will suffice as has been indicated by an asterisk (*), but two signatures are always required for the issue of guarantees or surety bonds, the guaranteeing of bills, the acceptance of drafts and bearer documents and the issue of promissory notes and the opening and confirmation of documentary credits. Furthermore the one signature authorisation does not involve amounts of over EURO 50.000,

     - The following documents may always bear only one signature, as far as they do not exceed an amount of EURO 2.500, receipts, bills of exchange, cheques endorsements, invoices, payment orders, credit notes, statements of account, and statements of securities.

4. The signatures of the officers mentioned in 2b above are only valid for the branches and offices in the municipality where the branche or office to which they are appointed is situated, as well as for other branches and offices as specifically indicated.

                                       Yours faithfully, ABN AMRO Bank N.V.
Issued by:
ABN AMRO Bank N.V.
P.O. Box 283                           /s/ R. W. J. Groenink
1000 EA Amsterdam                      -----------------------------------------
The Netherlands                        R. W. J. Groenink


                                       /s/ W. G. Jiskoot
                                       -----------------------------------------
                                       W. G. Jiskoot

                                       Trade Register of the Chamber of Commerce in Amsterdam nr. 33002587

W. J. Miller
Executive Vice President
V


/s/ Willie J. Miller, Jr.
-----------------------------------------
Willie J. Miller, Jr.


Mrs. C. L. Tenyak
V


/s/ Carol L. Tenyak
-----------------------------------------
Carol L. Tenyak

                                 ABN AMRO BANK 3





                              Authorised signatures

                                Foreign Branches





                                    June 2002

     Every new issue renders this copy void. Please destroy previous copies.

Introduction

With reference to the officers authorised to legally engage our Bank we inform you of the following:

1. The company shall be represented by two members of the Managing Board or one member of the Managing Board plus a holder of a power of attorney who is duly authorised to do so; the company may also be represented by holders of powers of attorney, with due observance of the restrictions on their representative authority, as determined by the Managing Board.

2. The officers so authorised, with due observance of the arrangements mentioned hereunder, are:

     a. the officers indicated by the letter V or N, who are authorised to represent the company, excluding the branches and offices abroad;

     b. the officers indicated by the letter K or P, who are only authorised to represent the relevant branches and offices in the Netherlands as indicated; and

     c. the officers indicated by the letter A or B, who are only authorised to represent the relevant branches and offices abroad as indicated.

3. As a general rule, applying to all authorisations, two signatures are required.

     Counter-signatures indicated by the letter N and P shall not be valid if placed jointly with another signature indicated by the letter N or P and counter-signatures indicated by the letter B shall not be valid if placed jointly with another signature indicated by the letter B.

     There are two exceptions to the general rule:

     - For some branches and offices only one signature will suffice as has been indicated by an asterisk (*), but two signatures are always required for the issue of guarantees or surety bonds, the guaranteeing of bills, the acceptance of drafts and bearer documents and the issue of promissory notes and the opening and confirmation of documentary credits. Furthermore the one signature authorisation does not involve amounts of over EURO 50.000,

     - The following documents may always bear only one signature, as far as they do not exceed an amount of EURO 2.500, receipts, bills of exchange, cheques endorsements, invoices, payment orders, credit notes, statements of account, and statements of securities.

4. The signatures of the officers mentioned in 2b above are only valid for the branches and offices in the municipality where the branche or office to which they are appointed is situated, as well as for other branches and offices as specifically indicated.

                                       Yours faithfully, ABN AMRO Bank N.V.
Issued by:
ABN AMRO Bank N.V.
P.O. Box 283                           /s/ R. W. J. Groenink
1000 EA Amsterdam                      -----------------------------------------
The Netherlands                        R. W. J. Groenink
                                       Group Senior Vice President

                                       /s/ W. G. Jiskoot
                                       -----------------------------------------
                                       W. G. Jiskoot

                                       Trade Register of the Chamber of Commerce in Amsterdam nr. 33002587

W. J. Miller Jr.
Group Senior Vice President
A


/s/ Willie J. Miller, Jr.
-----------------------------------------
Willie J. Miller, Jr.